EXHIBIT 25



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                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signatures appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Brendle's Incorporated and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National
Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.[qp]

Date: May 10, 1994                     Signature:

                                       Signature of John D. Gray appears here

                                       John D. Gray

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                          POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Brendle's Incorporated and any or all amendments to such Annual Report on For, 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National
Association of Securities Dealers, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: May 10, 1994                    Signature:

                                      Signature of Thomas H. Davis appears here

                                      Thomas H. Davis


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                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Renegar his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Brendle's Incorporated and any or all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the National Association of Securities Dealers, granting undo said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date: May 11, 1994                   Signature:

                                     Signature of James B. Edwards goes here

                                     James B. Edwards

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